UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2016

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we,” “us,” and “our” refer to Five Star Quality Care, Inc.

Item 8.01.  Other Events.

Lender Consent and Waiver

On October 17, 2016, ABP Acquisition LLC, ABP Trust, Barry M. Portnoy and Adam D. Portnoy, or, collectively, ABP, requested the consent and waiver of the required lenders, or the Lender Consent, under our secured revolving credit facility of any default or event of default under the agreement governing such credit facility resulting from the acquisition by ABP of more than 35% of the combined voting power of all of our voting interests.  In connection with this request, on October 21, 2016, we entered into a letter agreement with ABP pursuant to which ABP confirmed their agreement to reimburse us for all of our out-of-pocket fees and expenses reasonably incurred in connection with such request and acknowledged that the Lender Consent does not vary any terms or conditions of the Consent, Standstill, Registration Rights and Lock-Up Agreement, dated as of October 2, 2016, among us and ABP. On October 21, 2016, the required lenders under our secured revolving credit facility granted the Lender Consent. A copy of the letter agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Stockholder Correspondence

On October 13, 2016, William F. Thomas and Robert D. Thomas, or, together, William and Robert Thomas, announced their intention to commence, through an affiliated entity, a tender offer to purchase up to 10,000,000 shares of our common stock, par value $.01 per share, or Shares, at a price of $3.45 per Share in cash, or the Thomas Tender Offer.  By a letter to us dated October 17, 2016, William F. Thomas requested that we waive certain restrictions in our bylaws and charter in connection with the proposed Thomas Tender Offer. Copies of that letter and our response, dated October 27, 2016, to that letter are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In his letter to us of October 17, 2016, William F. Thomas advised us that he was making a similar request to Senior Housing Properties Trust, or SNH. On October 27, 2016, SNH provided us with a copy of its response to the letter dated October 17, 2016 from William F. Thomas to SNH. Copies of that letter and SNH’s response, dated October 27, 2016, to that letter are attached as Exhibit 99.4 and Exhibit 99.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

ABP Acquisition LLC is a wholly owned subsidiary of ABP Trust.  ABP Trust is the controlling stockholder of The RMR Group Inc., or RMR Inc.  The RMR Group LLC, or RMR LLC, which provides business management services to us, is a majority owned subsidiary of RMR Inc.  ABP Trust controls 91.4% of the voting power of the outstanding shares of RMR Inc. and owns, directly and indirectly, an approximate 51.8% economic interest in RMR LLC.  ABP Trust is owned by Barry M. Portnoy and Adam D. Portnoy.  Barry M. Portnoy is and has been one of our Managing Directors since 2001.  He is a managing director and executive officer of RMR Inc. and chairman of RMR LLC.  Adam D. Portnoy, the son of Barry M. Portnoy, is a managing director, president and chief executive officer of RMR Inc. and the president and chief executive officer of RMR LLC.

RMR LLC also provides management services to SNH.  We are SNH’s largest tenant and we manage certain senior living communities for SNH.  SNH is our largest landlord and currently our largest stockholder, owning 4,235,000 Shares, or approximately 8.6% of the outstanding Shares.  SNH owns 2,637,408 shares of Class A common stock of RMR Inc., which represent less than 1% of the combined voting power of RMR Inc.’s common stock.  Barry M. Portnoy is and has been a managing trustee of SNH since 1999 and serves as a director, managing director, trustee or managing trustee of the other companies to which RMR LLC or its affiliates provide management services.  Adam D. Portnoy is and has been a managing trustee of SNH since 2007 and serves as a director, managing director, trustee or managing trustee of a majority of the other companies to which RMR LLC or its affiliates provide management services.  RMR LLC employs certain of our and SNH’s executive officers, and we lease our headquarters from a subsidiary of ABP Trust.  In addition, officers of RMR LLC and RMR Inc. serve as our officers and officers of other companies to which RMR LLC or its affiliates provide management services. Two of our Independent Directors also serve as independent directors or independent trustees of other public companies to which RMR LLC provides management services.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2015, or our Annual Report, our definitive Proxy Statement for our

2016 Annual Meeting of Stockholders, or our Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, or our Quarterly Report, our Current Reports on Form 8-K dated June 29, 2016 and October 2, 2016, our Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Securities and Exchange Commission, or the SEC, on October 6, 2016, or the 14D-9, and our other filings with the SEC, including Note 15 to our Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Directors and executive officers in our Proxy Statement, Note 10 to our Condensed Consolidated Financial Statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report and “Item 3. Past Contacts, Negotiations and Agreements” of the 14D-9.  In addition, please see the section captioned “Risk Factors” of our Annual Report and of our Quarterly Report for a description of risks that may arise as a result of these and other such relationships and related person transactions.  Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

IMPORTANT NOTICE

This Current Report on Form 8-K does not constitute an offer to sell or purchase, or the solicitation of tenders with respect to the Shares.

As noted above, we have filed the 14D-9 with respect to the tender offer by ABP Acquisition LLC to purchase up to 10,000,000 Shares at a price of $3.00 per Share in cash. Our stockholders should read that document before making a decision regarding tendering their Shares as it contains important information they may want to consider. A copy of the 14D-9 is available at the SEC’s website (www.sec.gov).

William and Robert Thomas have not yet commenced the proposed Thomas Tender Offer.  If William and Robert Thomas commence a tender offer for Shares by filing with the SEC a tender offer statement on Schedule TO as required by applicable SEC rules, we will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC.  Our stockholders are encouraged to read any tender offer statement of William and Robert Thomas and any related solicitation/recommendation statement on Schedule 14D-9 by us if and when they may become available because, if the proposed Thomas Tender Offer is commenced, such documents will contain important information about the proposed Thomas Tender Offer. If William and Robert Thomas commence the proposed Thomas Tender Offer, our stockholders will be able to obtain the related tender offer statement on Schedule TO and solicitation/recommendation statement on Schedule 14D-9, and other documents filed in connection therewith, at no charge, when they become available at the SEC’s website (www.sec.gov) or by requesting them from us.  Our stockholders are urged to read any such materials, if and when they become available, carefully before making any decision with respect to the proposed Thomas Tender Offer, if commenced.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES AND DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE: ALTHOUGH WILLIAM AND ROBERT THOMAS HAVE ANNOUNCED THEIR INTENTION TO COMMENCE  A TENDER OFFER FOR 10,000,000 SHARES AT $3.45 PER SHARE, WE CANNOT BE SURE THAT THE PROPOSED THOMAS TENDER OFFER WILL BE COMMENCED OR WHAT THE TIMING OR TERMS OF THE PROPOSED THOMAS TENDER OFFER WOULD BE.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1                        Letter Agreement dated October 21, 2016 among Five Star Quality Care, Inc. and ABP Acquisition LLC, ABP Trust, Barry M. Portnoy and Adam D. Portnoy.

99.2                        Letter dated October 17, 2016 from William F. Thomas to Five Star Quality Care, Inc.

99.3                        Letter dated October 27, 2016 from Five Star Quality Care, Inc. to William F. Thomas.

99.4                        Letter dated October 17, 2016 from William F. Thomas to Senior Housing Properties Trust.

99.5                        Letter dated October 27, 2016 from Senior Housing Properties Trust to William F. Thomas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Richard A. Doyle
Name:	Richard A. Doyle
Title:	Chief Financial Officer and Treasurer

Dated:  October 27, 2016